UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 15, 2017

To Our Shareholders:

We are pleased to invite you to our 2017 Annual Meeting of Shareholders, which will be held on Friday, April 28, 2017 at 8:30 a.m., local time, at the Maui Land & Pineapple Company, Inc. Honolulu Office Conference Room, 1100 Alakea Street, 30th floor, Honolulu, Hawaii.

At the meeting, we will (i) elect five members to our Board of Directors for a one-year term; (ii) approve, on a non-binding advisory basis, compensation paid to our named executive officers; (iii) ratify the appointment of our independent registered public accounting firm to serve for fiscal year 2017; (iv) approve the 2017 Equity and Incentive Award Plan; and (v) transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment of the meeting. We know of no other matters to be presented at the meeting.

This meeting is an opportunity to communicate with our shareholders and it is important that your shares be represented and voted whether or not you expect to attend the meeting. You may vote your shares by proxy using the Internet, by telephone, by requesting a paper proxy card to complete and return by mail, or by following the voting instructions forwarded by your bank, broker or other holder of record. Please review the instructions in the enclosed Proxy Statement or the Important Notice Regarding the Availability of Proxy Materials regarding each of these voting options. If you attend the meeting, you may withdraw your proxy and vote at the time, if you wish.

Your vote is important so please ensure that your shares are represented. Thank you for your continued support of Maui Land & Pineapple Company, Inc.

Sincerely,

WARREN H. HARUKI Chairman & Chief Executive Officer

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877-3351

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF

MAUI LAND & PINEAPPLE COMPANY, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. will be held on Friday, April 28, 2017 at 8:30 a.m., local time, at the Maui Land & Pineapple Company, Inc. Honolulu Office Conference Room, 1100 Alakea Street, 30th floor, Honolulu, Hawaii for the following purposes:

1.	To elect Stephen M. Case, Warren H. Haruki, Duncan MacNaughton, Anthony P. Takitani and Arthur C. Tokin as directors to serve for a one-year term or until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

3.	To ratify the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2017;

4.	To approve the 2017 Equity and Incentive Award Plan; and

5.	To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

Shareholders of record of Maui Land & Pineapple Company, Inc. (NYSE: MLP) Common Stock at the close of business on March 2, 2017 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Your attention is directed to the enclosed Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

TIM T. ESAKI Chief Financial Officer

Dated: March 15, 2017

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, BY REQUESTING A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL OR BY FOLLOWING THE VOTING INSTRUCTIONS FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BANK, BROKER OR OTHER NOMINEE.

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877-3351

PROXY STATEMENT

General Information Regarding the Annual Meeting

This proxy is solicited on behalf of the Board of Directors of Maui Land & Pineapple Company, Inc., a Hawaii corporation, for the 2017 Annual Meeting of Shareholders, or the Annual Meeting, to be held on Friday, April 28, 2017 at 8:30 a.m., local time, at the Maui Land & Pineapple Company, Inc. Honolulu Office Conference Room, 1100 Alakea Street, 30th floor, Honolulu, Hawaii, or any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet. You will not receive a printed copy of the proxy materials unless you request them. If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials contained in the Important Notice Regarding the Availability of Proxy Materials. This process is designed to expedite shareholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

On or around March 15, 2017, we mailed to our shareholders – other than to certain street name shareholders or those who previously requested electronic or paper delivery – an Important Notice Regarding the Availability of Proxy Materials, which contains instructions on how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our 2016 Annual Report on Form 10-K. The Important Notice Regarding the Availability of Proxy Materials also instructs you on how you may vote your proxy on the Internet.

As used in this Proxy Statement, the terms the “Company,” “we,” “our” and “us” refer to Maui Land & Pineapple Company, Inc.

Who Can Vote

Holders of record of shares of our Common Stock, no par value, at the close of business on March 2, 2017, the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. You may vote your shares by proxy using the Internet, by telephone, by requesting a paper proxy card to complete and return by mail or by following the voting instructions forwarded by your bank, broker or other holder of record. Voting by proxy on the Internet or by telephone may not be available to all shareholders. For specific instructions on voting, please refer to the Important Notice Regarding the Availability of Proxy Materials or the information forwarded by your bank, broker or other holder of record.

The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on April 27, 2017. Shareholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the shareholder. Shareholders who vote by Internet or telephone need not return a proxy card by mail. If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, collectively referred to in this Proxy Statement as a “Nominee” then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. Please refer to the instructions they will provide to you for voting your shares.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at our corporate office at 200 Village Road, Lahaina, Hawaii 96761 for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

Shares Outstanding and Quorum

As of the Record Date, approximately 19,016,709 shares of Common Stock were issued and outstanding. Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of Common Stock issued and outstanding as of the Record Date are represented at the meeting, either in person or by proxy.

Proxies

Shares of our Common Stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If no directions are given by a proxy, shares represented thereby will be voted (1) in favor of electing the Board’s five nominees as directors; (2) in favor of approving the compensation paid to our named executive officers; (3) in favor of the ratification of Accuity LLP as our independent registered public accounting firm; and (4) in favor of approving the 2017 Equity and Incentive Award Plan. The proxy confers discretionary authority on the persons it names as to all other matters that may come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions

When an eligible voter attends the meeting but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxies that indicate “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•	abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

•

abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•

abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non-Votes

If you are the beneficial owner of shares held in “street name” by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. “Broker non-votes” occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) such proposal is a non- routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non-routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients’ behalf, Nominees are generally required to return the proxy (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a “broker non-vote.” We will treat broker non-votes as follows:

•	broker non-votes are deemed present and entitled to vote for purposes of establishing a quorum;

•

broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority (or some other percentage) of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal that requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal for approval; and

•

broker non-votes will have the same effect as a vote against a proposal that requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal for approval.

Proposal Nos. 1, 2 and 4 relating to the election of directors, the advisory vote concerning executive compensation and approval of the 2017 Equity and Incentive Award Plan are considered non-routine and therefore cannot be voted upon by your Nominee. Proposal No. 3 relating to the ratification of our independent registered public accounting firm is considered to be routine and therefore may be voted upon by your Nominee if you do not give instructions for the shares held by such Nominee.

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Counting of Votes

Directors are elected by a plurality of votes cast, so the nominees who receive the most votes will be elected. Abstentions will not be taken into account in determining the election of directors and broker non-votes will result if we do not receive voting instructions from your Nominee because the election of directors is a non-discretionary matter. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Approval of the non-binding advisory resolution regarding the compensation of our named executive officers will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Approval of the 2017 Equity and Incentive Award Plan will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Ratification of our independent registered public accounting firm will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the ratification and the proposal. Because the ratification of our independent registered public accounting firm is a routine matter, broker non-votes will not result for this item.

Revocation of Proxy

If you are a shareholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

•	signing and returning another proxy card bearing a later date;

•	submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

•	submitting written notice of revocation to our Chief Financial Officer prior to or at the Annual Meeting or voting at the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you give written notice of revocation to our Chief Financial Officer before the polls are closed. Any written notice revoking a proxy should be sent to our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761, and must be received before the polls are closed.

If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing (when requested) of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services.

Shareholder Proposals and Nominations

Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Chief Financial Officer must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year’s annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received at our corporate office on or before November 16, 2017 in order to be considered for inclusion in our proxy statement and proxy card for the 2018 Annual Meeting.

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Our Bylaws contain additional requirements that must be satisfied for any proposal of shareholders made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to our Chairman & Chief Executive Officer or our Chief Financial Officer. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2018 Annual Meeting will be timely under our Bylaws only if received at our corporate office no earlier than December 28, 2017 and no later than January 27, 2018. However, if the 2018 Annual Meeting is called for a date that is not within thirty days before or after April 28, 2018, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the first mailing of the notice of our 2018 Annual Meeting or the date of the public disclosure of the date of our 2018 Annual Meeting, whichever is earlier.

To be in proper written form, a shareholder’s notice concerning a proposal to be presented at an annual meeting must set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and

•	a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

To be in proper written form, a notice concerning a nomination for election to our Board of Directors must set forth as to each person whom the shareholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the number of shares of our stock owned by the person beneficially and of record; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

and as to the shareholder giving the notice:

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•

any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A notice concerning a nomination for election to our Board of Directors must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

In addition, no person will be eligible for election as a director if such election would cause us to have insufficient “independent directors” within the meaning of the listing standards of the NYSE.

Any notice concerning proposals or nominations sought to be considered at an annual meeting should be addressed to our Chairman & Chief Executive Officer or our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761. The full text of the Bylaws provisions referred to above, which also set forth requirements and limitations as to shareholder proposals or nominations to be considered at any special meeting, may be obtained by contacting our Chief Financial Officer at the foregoing address, by telephone at 808-665-5480, or e-mail at tesaki@kapalua.com.

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Multiple Shareholders Sharing the Same Address

Owners of Common Stock in street name may receive a notice from their Nominee stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate proxy statement, or if a household is currently receiving multiple copies of the same items and any shareholder would like in the future to receive only a single copy at his or her address, he or she may contact our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761 or by telephone at 808-665-5480, or e-mail at tesaki@kapalua.com.

MATTERS TO BE VOTED UPON

PROPOSAL 1: Election of Directors

General Information—Election of Directors

Our Board of Directors currently consists of five members who were elected for a one-year term or until their successors are elected or appointed and qualified. Based upon the recommendation of the Nominating and Governance Committee, our Board has nominated the following individuals for election to the Board of Directors for the term that ends at the annual shareholders’ meeting in 2018: Messrs. Stephen M. Case, Warren H. Haruki, Duncan MacNaughton, Anthony P. Takitani and Arthur C. Tokin. All nominees currently serve on our Board of Directors.

In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

Set forth below is biographical information for each nominee for election at the Annual Meeting. There are no family relationships among any of our directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE PERSONS NOMINATED BY THE BOARD.

Stephen M. Case (58)

Mr. Case has served as a director on our Board since December 2008. Mr. Case has also served as Chairman and Chief Executive Officer of Revolution LLC, an investment firm, since April 2005; as a Partner of Revolution Growth II, LP, a growth-stage investment firm, since August 2011; as a Partner of Revolution Growth III, LP, a growth-stage investment firm, since June 2015; as a Partner of Revolution Ventures II, LP, an early-stage technology investment firm, since July 2013; as a member of the Board of Directors of Sweetgreen, Inc., a food company, since December 2013; as a member of the Board of Directors of Revolution Foods, Inc., a food company, since June 2014; and as Chairman of Exclusive Resorts LLC, a membership-based luxury real estate company, since November 2004. Mr. Case was on the Board of Bloom Energy Corporation from July 2014 to March 2016; was on the Board of BigCommerce Holdings, Inc. from July 2013 to October 2015; was on the Board of Zipcar, Inc. from December 2010 to March 2013; was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003; and was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and was its Chief Executive Officer from 1993 to 1995.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of our Board. Mr. Case is the author of the bestselling book, “The Third Wave: An Entrepreneur’s Vision of the Future.” In addition, Mr. Case also brings the perspective of our largest shareholder to our Board.

Warren H. Haruki (64)

Mr. Haruki has been our Chief Executive Officer since May 2009 and Chairman of our Board since January 2009. He has been a director on our Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii, since 2005. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki is on the boards of First Hawaiian Bank and several privately held companies.

Mr. Haruki’s experience in leadership roles, some of which were in public companies, gives him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with operational and financial matters in similar industries as ours positions him well to serve as our Chairman & Chief Executive Officer.

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Duncan MacNaughton (73)

Mr. MacNaughton has served as a director on our Board since May 2004. Mr. MacNaughton has served as Chairman of The MacNaughton Group/Poseidon Properties, Inc., a group of companies that includes real estate development, consulting and leasing, since 1985. Mr. MacNaughton has extensive experience in real estate development as principal developer and/or owner of properties including Ainamalu residential subdivision, Kaanapali Royal resort condominiums, Costco Center at Bougainville Industrial Park, Pali Momi Medical Center, Waikele Center and Maui Marketplace, and the exclusive developer for Kmart Corporation’s stores in Hawaii. Mr. MacNaughton serves on the boards of several privately held companies.

Mr. MacNaughton is an experienced business leader with extensive knowledge in real estate development, investments, acquisitions, operations and management.

Anthony P. Takitani (62)

Mr. Takitani has served as a director on our Board since April 2015. Mr. Takitani is an attorney and partner of the law firm Takitani Agaran & Jorgensen, a firm specializing in real estate, commercial and personal injury law in Maui. Mr. Takitani also served two terms as a legislator in the State of Hawaii House of Representatives. Born and raised in Maui, Mr. Takitani is an alumnus of Baldwin High School in Maui, the University of Hawaii at Manoa, and received a law degree from Southwestern University School of Law in Los Angeles. Mr. Takitani is the non-executive Chairman of Hawaiian Host Inc., the Oahu-based manufacturer of macadamia nut chocolates. In addition, Mr. Takitani is very involved in the Maui community, having served on numerous non-profit boards for organizations such as the Maui Arts & Cultural Center and the Maui Memorial Medical Center Regional Board.

Mr. Takitani’s extensive legal background, experience as a legislator, and involvement in the Maui community make him a valuable asset on our Board.

Arthur C. Tokin (72)

Mr. Tokin has served as a director on our Board since May 2010. Mr. Tokin has served as a business consultant with Lum Yip Kee Ltd. and Title Guaranty of Hawaii, Inc., both engaged in real estate related businesses in Honolulu, Hawaii, since 2005 and 2011, respectively. From 1992 through 2004, he was the managing Partner of the Honolulu, Hawaii office of PricewaterhouseCoopers, a global public accounting firm. Mr. Tokin also serves on the boards of several privately held companies and not for profit organizations.

Mr. Tokin’s experience in a leadership and governance role with PricewaterhouseCoopers, providing audit and advisory services to a number of significant companies, makes him particularly well suited to serve on our Board. His experience as a proven business leader provides him with the skills necessary to be our lead independent director.

Director Independence

Both the listing standards of the NYSE and our Bylaws require that a majority of the Board be independent within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee annually evaluates the independence of each director and nominee for director, based on the rules prescribed by the listing standards of the NYSE and an evaluation of the transactions, if any, between us and the other entities with whom the director has an affiliation. After completing its annual evaluation, the Nominating and Governance Committee concluded that (1) Warren H. Haruki, who is Chairman of our Board of Directors, is not independent because he serves as our Chief Executive Officer; and (2) Stephen M. Case is not independent because of the materiality of his beneficial ownership in our outstanding shares. Our Board of Directors has affirmatively determined that Messrs. MacNaughton, Takitani and Tokin are independent pursuant to the NYSE standards for independence.

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Board Meetings and Committees

The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Board has approved a written charter for each of these committees, and each such charter as well as our Corporate Governance Guidelines are posted on our website at www.mauiland.com.

During 2016, our Board of Directors held four meetings; the Audit Committee held four meetings; the Compensation Committee held two meetings; and the Nominating and Governance Committee held one meeting. The Board of Directors and each committee conduct annual self-evaluations of their effectiveness. In 2016, all directors attended at least 75% of the aggregate meetings of the Board and committees on which they serve. The non-management directors met once in 2016 with Mr. Tokin, the lead independent director, presiding at such meeting. Board members are encouraged, but not required, to attend our annual meetings. Our 2016 Annual Meeting of Shareholders was attended by all of our directors.

Audit Committee

Members of the Audit Committee are currently Messrs. Tokin (Chairman), Takitani and MacNaughton. All of the Audit Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC. The Board of Directors has determined that all members of the Audit Committee are “audit committee financial experts” as defined in the rules and regulations of the SEC.

The Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. The Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm. See “Report of the Audit Committee.”

Compensation Committee

The members of the Compensation Committee are Messrs. MacNaughton (Chairman) and Tokin. Each of these directors is independent as defined by the applicable listed company standards of the NYSE.

The Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our named executive officers and directors. Compensation recommendations regarding the named executive officers (except for the Chief Executive Officer) and directors are generally provided to the Compensation Committee by our Chief Executive Officer, and approved by the Compensation Committee. Our Chief Executive Officer’s total compensation is recommended by the Compensation Committee and approved by our Board of Directors. The Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our named executive officers and directors. In 2016, the Compensation Committee retained the services of Pay Governance LLC, a compensation consultant, to evaluate the competitiveness and effectiveness of the total compensation packages offered to our named executive officers and directors. Pay Governance LLC based their assessment on market data from peer companies in the real estate management and development sectors comparable in size to our company.

The Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

Members of the Nominating and Governance Committee are currently Messrs. Takitani (Chairman) and MacNaughton. All of the Nominating and Governance Committee members are independent as defined by the listed company standards of the NYSE.

The Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to our Board of Directors for nomination and election. The Nominating and Governance Committee’s policy with respect to director candidates recommended by shareholders is that it will consider any such director candidates on the same basis as candidates identified by the Nominating and Governance Committee. Names and resumes of prospective directors should be addressed to Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. See “General Information Regarding the Annual Meeting—Shareholder Proposals and Nominations” above.

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The criteria that will be applied in evaluating any candidate considered by the Nominating and Governance Committee, including those recommended by shareholders, includes whether or not the candidate:

•	is familiar with the communities of Maui and Hawaii in general;

•	possesses personal and professional integrity, sound judgment and forthrightness;

•	has sufficient time and energy to devote to our affairs;

•	is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

•	has an open-minded approach to, and the resolve to independently analyze, matters presented for consideration;

•	will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

•

understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non-profit organizations, the professions or government.

The Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, the Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of the Board of Directors at any specific point in time.

The Nominating and Governance Committee identifies nominees for positions on our Board of Directors by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continuation on the Board as a regular part of the nominating process.

The Nominating and Governance Committee is authorized by its charter to retain a third-party search firm to identify potential nominees to our Board of Directors. The Nominating and Governance Committee reviews resumes of interested candidates and selects those that pass the initial screening for personal interviews, screening, and for final recommendation to our Board of Directors.

Communications with the Board of Directors

All interested parties wishing to submit written communications to our management and non-management Board of Directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. All such correspondence will be forwarded to the specified director or in the absence of such specification, to our Chairman & Chief Executive Officer.

Code of Ethics

We adopted a Code of Business Conduct and Ethics, or Code of Ethics, in March 2008 that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our website at www.mauiland.com. We will disclose any amendment to, or waiver from, any provision of the Code of Ethics by posting such information on our website.

Board Leadership Structure and Risk Oversight

Our Board does not have a policy, one way or the other, on whether the same person should serve as both our Chief Executive Officer and Chairman of the Board or whether the Chairman should be a non-employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Our Board believes that the current leadership structure, with Mr. Haruki serving as Chairman of the Board and Chief Executive Officer, is appropriate given Mr. Haruki’s experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. Pursuant to past practice, whenever the Chairman is an employee of the Company, the Board selects a “lead independent director.” Mr. Tokin currently serves as the lead independent director and as such, presides over meetings of the non-management directors. We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our shareholders, that the interests of management and our shareholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our shareholders.

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The Audit Committee oversees our risk management functions, the purpose of which is to identify potential events and risks that may affect our business and objectives. To fulfill this duty the Committee works with management to highlight significant enterprise-wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. The Audit Committee discusses its findings with the Board and consults with the Board on all major decisions.

Director Compensation

DIRECTOR COMPENSATION

Year Ended December 31, 2016

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
Stephen M. Case	$30,000	$34,000	$64,000
Duncan MacNaughton	30,000	34,000	64,000
Anthony P. Takitani	30,000	34,000	64,000
Arthur C. Tokin	30,000	34,000	64,000

(1)	Compensation for our Chairman & Chief Executive Officer, Warren H. Haruki, is provided in the “Executive Compensation” section below.

(2)

Consists of a quarterly retainer. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel and other reasonable out-of-pocket expenses which are related to service on our Board of Directors.

(3)

Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2016 which vest quarterly. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 24, 2017. As of December 31, 2016, each of the four directors named above had 1,585 unvested restricted shares outstanding that were granted in 2016.

Narrative to Director Compensation Table

In 2016, all non-employee directors received an annual cash retainer fee of $30,000 paid quarterly. Each director is expected to perform committee service and to attend meetings; therefore, we do not pay additional compensation for committee service or for attending meetings. Non-employee directors were also granted restricted Common Stock, or restricted shares, which vest quarterly over the term of the director’s service. The restricted shares were granted under the Maui Land & Pineapple Company, Inc. 2006 Equity and Incentive Award Plan (2006 Plan) to the director at the time he or she is elected, re-elected or appointed to the Board. The directors have voting and regular dividend rights with respect to the unvested restricted shares, but have no right to dispose of them until such time as they are vested. All unvested restricted shares are forfeited upon the director’s termination of his position as a member of the Board of Directors for any reason.

In 2016, Messrs. Case, MacNaughton, Takitani and Tokin were each granted 6,340 restricted shares – 1,585 shares vesting quarterly – upon their election to our Board of Directors for the one-year term ending with our annual meeting on April 28, 2017 (fair value on April 27, 2016 of $5.52 per share).

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PROPOSAL 2: Advisory Vote on Executive Compensation

We are asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to vote on our executive compensation. As an advisory vote, this proposal is not binding upon the Board or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We urge our shareholders to carefully review the “Summary Compensation Table” and related narrative disclosure below, which describes the compensation paid to our named executive officers. Our Board and our Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

Therefore, we ask our shareholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation table and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Executive Officers

Warren H. Haruki (64)	See “General Information – Election of Director” for biographical information regarding Mr. Haruki.
Tim T. Esaki (54)

Mr. Esaki has served as Chief Financial Officer of the Company since May 2010. Mr. Esaki was appointed as the Deputy Director of the Department of Public Works for the County of Hawaii from 2009 to April 2010. From 2003 to 2009, he was Senior Vice President of Finance and Accounting for 1250 Oceanside Partners, the developer and operator of a 1,500-acre, master-planned, residential golf and country club community in Kona, Hawaii. Mr. Esaki was an Audit Senior Manager at Ernst & Young LLP, where he worked from 1986 to 1999.

Executive Compensation

Summary Compensation Table

The following table sets forth for our named executive officers for the years ended December 31, 2016 and 2015 (i) the dollar value of base salary; (ii) the dollar value of annual and long-term incentive based compensation; (iii) all other compensation; and (iv) the dollar value of total compensation.

Name and Principal Position	Year	Base Salary	Annual Incentive (1)	Long-Term Incentive (2)	All Other Compensation (3)	Total
Warren H. Haruki	2016	$295,000	$553,125	$199,125	$ -	$1,047,250
Chairman & Chief Executive Officer	2015	275,000	367,813	132,413	-	775,226
(Principal Executive Officer)

Tim T. Esaki	2016	195,000	181,824	150,203	547	527,574
Chief Financial Officer	2015	185,000	123,050	101,650	547	410,247
(Principal Financial Officer)

(1)

Annual incentive compensation is payable in Common Stock of the Company. Amounts reflect the aggregate grant date fair value of our Common Stock in accordance with FASB ASC Topic 718. See “Incentive Based Compensation” below.

(2)

Long-term incentive compensation is payable in Common Stock of the Company over three years, vesting quarterly. Amounts reflect the aggregate grant date fair value of our Common Stock in accordance with FASB ASC Topic 718. See “Incentive Based Compensation” below.

(3)	See “Narrative to Summary Compensation Table” below for description of “All Other Compensation.”

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Narrative to Summary Compensation Table

The Compensation Committee has retained the services of Pay Governance, LLC, an outside compensation consultant, to assist in the evaluation of compensation packages offered to our named executive officers. Compensation levels and incentive structures in 2016 and 2015 were based on studies in November 2015 and October 2013, respectively, by Pay Governance, LLC of market data from peer companies in the real estate management and development industries comparable in size to our Company.

In February 2017, 68,161 and 22,406 shares of Common Stock of the Company were granted to Messrs. Haruki and Esaki, respectively, for 2016 annual incentive compensation. In February 2016, 72,575 and 24,280 shares of Common Stock of the Company were granted to Messrs. Haruki and Esaki, respectively, for 2015 annual incentive compensation.

In February 2017, 24,538 and 18,509 restricted shares of Common Stock of the Company that vest quarterly over three years were granted to Messrs. Haruki and Esaki, respectively, for 2016 long-term incentive compensation. In February 2016, 26,136 and 20,064 restricted shares of Common Stock of the Company that vest quarterly over three years were granted to Messrs. Haruki and Esaki, respectively, for 2015 long-term incentive compensation. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the 2006 Plan.

“All Other Compensation” for Mr. Esaki includes the value of life insurance benefits.

Except as described above, we do not have employment, change-in-control or severance arrangements with any of our named executive officers.

Incentive Based Compensation

The Compensation Committee annually reviews and approves an Incentive Compensation Plan for our named executive officers and certain members of management. Payouts under the 2016 Incentive Compensation Plan were payable in Common Stock of the Company and were based on achieving predetermined thresholds under three performance measurements weighted as follows: adjusted EBIDTA (as defined) 30%, refinancing and/or reduction in outstanding bank debt 50%, and resolution of certain major legacy issues (as defined) 20%. During 2016, thresholds were exceeded for all three performance measurements resulting in a payout percentage of 150%.

Payouts under the 2015 Incentive Compensation Plan were payable in Common Stock of the Company and were based on achieving predetermined thresholds under four performance measurements weighted as follows: adjusted EBIDTA (as defined) 25%, resolution of certain major legacy issues (as defined) 25%, generation of working capital liquidity 25%, and value-creation initiatives (as defined) 25%. During 2015, thresholds were met for all four performance measurements resulting in a payout percentage of 107%.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2016.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Warren H. Haruki	3/9/2019	25,000	—	$5.20	3/9/2019	—		—
	2/16/2016	—	—	—	—	19,602	(2)	$141,134
	2/23/2015	—	—	—	—	9,065	(3)	$65,268
Tim T. Esaki	2/16/2016	—	—	—	—	15,048	(2)	$108,346
	2/15/2015	—	—	—	—	6,960	(3)	$50,112

(1)	The amounts in this column were calculated based on the closing price of our common stock as of December 30, 2016, which was $7.20.

(2)

This amount represents shares subject to a restricted stock award that was granted on February 16, 2016 and remains unvested as of December 31, 2016. The shares vest quarterly over a three-year period.

(3)

This amount represents shares subject to a restricted stock award that was granted on February 23, 2015 and remains unvested as of December 31, 2016. The shares vest quarterly over a three-year period.

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PROPOSAL 3: Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Accuity LLP as our independent registered public accounting firm for fiscal year 2017. Management considers Accuity LLP to be well qualified to serve as our independent registered public accounting firm. A representative of Accuity LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

Shareholder ratification of the selection of Accuity LLP as our independent registered public accounting firm is required by our Articles of Association. If our shareholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of shareholders or may submit the new firm to our shareholders for ratification.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ACCUITY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2017.

Report of the Audit Committee

The Audit Committee reviewed and discussed with management and the independent registered public accounting firm, the Company’s quarterly condensed consolidated financial statements and related Forms 10-Q for 2016, and the Company’s annual audited consolidated financial statements and related Form 10-K for the year ended December 31, 2016, prior to submitting the respective filings.

The Committee discussed with the independent registered public accounting firm the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

The Committee has received the written disclosures and the letter from the independent public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Form 10-K for the year ended December 31, 2016.

Audit Committee:

Arthur C. Tokin (Chairman)

Anthony P. Takitani

Duncan MacNaughton

The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this report by reference therein.

Independent Registered Public Accounting Firm

Fees for services performed for us by Accuity LLP for 2016 and 2015, including expenses incurred in connection with these services, were as follows:

	2016	2015
Audit Fees	$169,000	$157,000
Tax Fees	29,000	29,000
Total Fees	$198,000	$186,000

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Audit Fees

Audit fees are primarily attributable to professional services rendered in connection with the audits of our consolidated financial statements in our Annual Report on Form 10-K for the fiscal years ended December 31, 2016 and 2015 and the reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Tax Fees

Tax fees were for professional services rendered for tax compliance and various tax consultations.

The Audit Committee has considered whether the provision of these tax services by Accuity LLP is compatible with maintaining the independence of Accuity LLP and has determined that the provision of such services by Accuity LLP has not adversely affected the independent registered public accounting firm’s independence.

Audit Committee Policy—Approval of Fees

It is the policy of the Audit Committee of the Board of Directors that all audit and permissible non-audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. All of the above described services provided by Accuity LLP were approved in advance by the Audit Committee.

PROPOSAL 4: Approval of the 2017 Equity and Incentive Award Plan

We are asking our shareholders to approve the 2017 Equity and Incentive Award Plan, or the 2017 Plan, which will replace our prior plan, the 2006 Equity and Incentive Award Plan, or the 2006 Plan. Outstanding awards under the 2006 Plan will remain outstanding, unchanged and subject to the terms of the 2006 Plan and the respective award agreements, until the expiration of such awards in accordance with their terms.

Approval of the 2017 Plan will allow us to continue to provide incentives to attract, retain and motivate employees, directors, and consultants whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance. We believe that the adoption of the 2017 Plan is in the best interests of our Company because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The 2017 Plan will serve as an important part of this practice and is a component of the overall compensation package that we offer to retain and motivate our employees, directors, and consultants. In addition, awards under the 2017 Plan will provide our employees, directors, and consultants an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our shareholders, creating strong incentives to work hard for our future growth and success. If Proposal No. 4 is not approved by our shareholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

In setting and recommending to our shareholders the number of shares to authorize under the 2017 Plan, our Board of Directors and Compensation Committee considered the historical number of equity awards granted under the 2006 Plan.

Approval of the 2017 Plan is intended to enable us to achieve the following objectives:

The continued ability to offer stock-based incentive compensation to our eligible employees and non-employee directors. Without equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. Equity-based awards also directly align a portion of the compensation of our employees with the economic interests of our shareholders.

The ability to maintain an equity incentive plan that can attract and retain employee talent while keeping the rate of dilution low. We are requesting approval of an additional 1,000,000 shares. After carefully forecasting our anticipated growth rate for the next few years and considering our historical forfeiture rates, we currently believe that the share reserve under the 2017 Plan will be sufficient for us to make anticipated grants of equity incentive awards under our current compensation program for the next five years. However, a change in business conditions, Company strategy or equity market performance could alter this projection.

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The ability to offer a variety of stock compensation awards including stock options, restricted stock awards, deferred stock awards, stock appreciation rights, restricted stock units, dividend equivalents and performance awards. The variety of awards available under the 2017 Plan gives us flexibility to respond to market-competitive changes in equity compensation practices.

The ability to provide a new equity plan that reflects best current compensation practices. We have revisited the terms of our equity plan to include provisions that we believe reflect the best current compensation practices and that implement strong governance-related protections for our shareholders including:

•

Administration. The 2017 Plan will be administered by our Board of Directors with respect to awards to independent non-employee directors, and by the Compensation Committee of our Board of Directors, which is comprised entirely of independent non-employee directors, with respect to all other awards, each of whom is referred to as the Administrator of the 2017 Plan.

•

Continued broad-based eligibility for equity awards. We grant equity awards to a broad range of our employees. By doing so, we align employee interests with shareholder interests throughout the organization and motivate our employees to act in the best interests of our shareholders.

•

No evergreen provision; shareholder approval is required for additional shares. The 2017 Plan does not contain an annual “evergreen” provision, so shareholder approval is required to increase the maximum number of securities that may be issued under the 2017 Plan.

•

Repricing is not allowed without shareholder approval. The 2017 Plan prohibits the repricing or exchange for cash of underwater stock options and stock appreciation rights without prior shareholder approval.

•	Equity-based clawback provision. The 2017 Plan provides that all awards will be subject to any compensation clawback or recoupment policy adopted by our Board of Directors or required by law.

•

No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to at least the fair market value of our common stock on the date the stock option or stock appreciation right is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

•	Annual limits on non-employee director grants. The 2017 Plan includes fixed limits as to the maximum value of awards that may be granted in each calendar year to non-employee directors.

Proxies received in response to this solicitation will be voted “FOR” the approval and adoption of the 2017 Equity and Incentive Award Plan unless otherwise specified in the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2017 EQUITY AND INCENTIVE AWARD PLAN.

Summary of the 2017 Plan

The following summary highlights the significant terms of the 2017 Plan. This summary does not contain all of the information contained in the 2017 Plan, which is set forth in full as Appendix A to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the 2017 Plan, the terms of the 2017 Plan will govern.

Purposes. The purposes of the 2017 Plan are to enhance our ability to attract and retain the services of qualified employees, directors and consultants and provide additional incentives of such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

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Shares Authorized. 1,000,000 shares will be authorized under the 2017 Plan, subject to adjustment for stock splits and other similar changes in our capital structure, plus (i) any shares subject to awards under the 2006 Plan that are forfeited, expire or are otherwise terminated without shares being issued under the 2006 Plan, (ii) reserved shares not issued and not outstanding under the 2006 Plan at the effective date of the 2017 Plan, (iii) any shares subject to awards under the 2006 Plan that are repurchased by the Company, and (iv) any shares subject to awards under the 2006 Plan that are tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards. To the extent that an award granted under the 2017 Plan terminates, expires or lapses for any reason, any shares subject to the award at such time will be available for future grants under the 2017 Plan. Additionally, shares tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards will be available for future grants under the 2017 Plan. If any shares of restricted stock are surrendered or repurchased pursuant to the terms of the 2017 Plan, such shares will also be available for future grants under the 2017 Plan.

Limitations on Awards. No more than 1,000,000 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2017 Plan may be granted an award during any fiscal year to exceed 200,000 shares of Common Stock. In addition, certain employees -- those whose compensation in the year of grant is, or in a future fiscal year may be, subject to the limitation on deductibility under Section 162(m) of the Code -- may not receive cash-settled performance awards in any fiscal year having an aggregate maximum amount payable in excess of $2,000,000.

Eligible Participants. Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors and consultants that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Administrator determines which individuals will participate in the 2017 Plan.

Adjustments. If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grants under the 2017 Plan; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our Board of Directors or our shareholders and in compliance with applicable securities laws.

Award Types. The 2017 Plan permits the issuance of the following types of awards: non-qualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments.

•

Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. The Administrator may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

•

Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Administrator.

•

Deferred Stock Awards. Deferred stock is determined by the Administrator and may be linked to the satisfaction of one or more performance goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant.

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•

Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares. The term of stock appreciation rights may not be longer than ten years.

•

Restricted Stock Units. Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. If a restricted stock unit has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the restricted stock unit shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

•

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share of common stock paid by us, if any, calculated with reference to the specified number of shares subject to the participants Award.

•

Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

•	Stock Payments. Stock payments may be in the form of common stock or any option and may be issued as part of a deferred compensation arrangement.

Non-Employee Directors. Under the 2017 Plan, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our Board of Directors, except that no non-employee director may be granted awards in any calendar year for more than 200,000 shares of common stock.

Administration. The 2017 Plan will be administered by our Board of Directors with respect to awards to independent non-employee directors, and by the Compensation Committee of our Board of Directors, which is comprised entirely of independent non-employee directors, with respect to all other awards. Subject to the terms and limitations expressly set forth in the 2017 Plan, the Administrator selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. The Administrator may construe and interpret the 2017 Plan and prescribe, amend and rescind any rules and regulations relating to the 2017 Plan.

Eligibility Under Section 162(m) of the Code and Section 16 of the Exchange Act. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation paid to the chief executive officer and three other most highly compensated officers (excluding the chief financial officer) (“covered employees”) to the extent that any of them receive more than $1.0 million in compensation in any single year. However, if compensation qualifies as performance-based compensation for Section 162(m) purposes, a public company may deduct the compensation for federal income tax purposes, even if the compensation exceeds $1.0 million in a single year.

Our 2017 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on income tax deductibility imposed by Section 162(m) of the Code. In addition to the grant of options or stock appreciation rights that are deemed to be performance-based if issued with an exercise price no less than the fair market value on the date of grant, our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The 2017 Plan is intended to comply with the requirements of Section 162(m) of the Code such that performance-based awards in excess of $1.0 million payable to our covered employees may be deductible by us. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, it believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include any of the factors selected by the Compensation Committee and specified in an award, from among the following objective measures, either individually, alternatively or in any combination, applied to us as a whole or any business unit or subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Compensation Committee with respect to applicable awards have been satisfied:

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●	net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization);
●	sales or revenue;
●	net income (either before or after taxes),
●	operating earnings;
●	cash flow (including, but not limited to, operating cash flow and free cash flow);
●	return on assets;
●	return on shareholders’ equity;
●	return on sales;
●	gross or net profit margin;
●	expense or liability;
●	working capital;
●	earnings per share;
●	price per share of common stock; and
●	market share

Performance goals (and any exclusions) will be set by the Compensation Committee and will otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder. When required by Section 162(m) of the Code, prior to settlement of any award at least two of the “outside directors” then serving on the Compensation Committee (or a majority if more than two “outside directors” then serve on the Compensation Committee) will determine and certify in writing the extent to which such performance goals have been timely achieved and the extent to which the award has been earned, and the Compensation Committee may adjust downwards, but not upwards, the amount payable pursuant to the award. Awards granted to participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to participants whose compensation is subject to Section 162(m) of the Code, the Compensation Committee may specify at the time of the initial grant of the award, the manner of adjustment of any performance goals upon which vesting or settlement of any portion of the Award is to be subject to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Compensation Committee, or to exclude the effects of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including extraordinary, unusual, infrequent, or non-recurring items, an event either not directly related to our operations or not within the reasonable control of our management, changes in applicable laws, regulations or accounting principles or standards, currency fluctuations, discontinued operations, non-cash items, such as amortization, depreciation or reserves, asset impairment or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.

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Corporate Transactions. In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Administrator, all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to shareholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards may have their vesting accelerate as to all shares subject to such award (and any applicable right of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Administrator will notify the participants that such award will be exercisable for a period of time determined by the Administrator, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction. Notwithstanding the foregoing, in the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the Administrator may provide for the acceleration of vesting.

Method of Payment. The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Administrator and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability. Except as otherwise determined by the Administrator, awards granted under the 2017 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited. Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without shareholder approval under the 2017 Plan.

Term. The 2017 Plan will terminate 10 years from the date our Board of Directors approved it, unless it is earlier terminated. The effectiveness of the 2017 Plan is subject to approval of the 2017 Plan by our shareholders within twelve (12) months following the date our Board of Directors approved it.

Amendments. Our Board of Directors may terminate or amend the 2017 Plan at any time, provided that no action may be taken by our Board of Directors (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our shareholders to: (i) increase the maximum number of shares that may be issued under the 2017 Plan or (ii) decrease the exercise price of any outstanding option or stock appreciation right.

Clawback or Recoupment. Awards, including gains realized with respect to such awards, under the 2017 Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board of Directors or required by law.

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2017 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2017 Plan.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2017 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

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Incentive Stock Options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Appreciation Rights. A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units. In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Performance Awards. The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of awards granted under the 2017 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Administrator may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

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ERISA Information

The 2017 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

OTHER MATTERS

The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters, and discretionary authority to do so is included in the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of March 2, 2017, by (i) each beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each of our directors, (iii) our named executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of Common Stock beneficially owned.

Name and Address of Beneficial Owner	Number of shares of Common Stock Beneficially Owned (2)	Approximate Percent Owned (2)
BENEFICIAL OWNERS OF MORE THAN 5%
TSP Capital Management Group, LLC (3)
382 Springfield Avenue
Summit, NJ 07901	1,224,022	6.4%
Charles Lemonides (4)
c/o ValueWorks, LLC
1450 Broadway, 42nd Floor
New York, New York 10018	1,111,895	5.8%
ValueWorks, LLC (5)
1450 Broadway, 42nd Floor
New York, New York 10018	1,111,895	5.8%
DIRECTORS AND NAMED EXECUTIVE OFFICERS (1)
Stephen M. Case (6)	11,945,609	62.8%
Warren H. Haruki (7)	292,255	1.5%
Tim T. Esaki	88,601	*
Duncan MacNaughton	30,620	*
Arthur C. Tokin	27,017	*
Anthony P. Takitani	11,448	*
All Executive Officers and Directors as a group (8)	12,395,550	65.2%

*	Less than 1%

(1)	The business address of each director and named executive officer listed is c/o Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761.

(2)

Information in this table concerning officers and directors is based upon information supplied by our officers and directors. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 19,016,709 shares of Common Stock outstanding as of March 2, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 2, 2017, are deemed outstanding.

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(3)

Based on a Schedule 13G dated February 14, 2016 filed with the SEC. The Schedule 13G states that TSP Capital Management Group, LLC has sole voting and dispositive power with respect to 1,224,022 shares.

(4)

Based on a Schedule 13G dated February 13, 2017 filed with the SEC. Charles Lemonides is the Managing Member of ValueWorks, LLC. The Schedule 13G states that Mr. Lemonides has shared voting and dispositive power with respect to 1,111,895 shares. Mr. Lemonides disclaims beneficial ownership of the shares reported in this table except to the extent of his pecuniary interest therein.

(5)

Based on a Schedule 13G dated February 13, 2017 filed with the SEC. These shares are included in the shares described in footnote (4) above. The Schedule 13G states that ValueWorks, LLC has shared voting and dispositive power with respect to 1,111,895 shares.

(6)

Substantially all shares beneficially owned by Stephen M. Case are owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged substantially all of his shares to Bank of Hawaii as collateral security for certain obligations.

(7)	Includes 25,000 shares of Common Stock subject to options exercisable within 60 days of March 2, 2017.

(8)

Includes (i) 6,340 shares of Common Stock that vest quarterly through 2017, (ii) 50,675 shares of Common Stock that vest quarterly through 2019, and (iii) 25,000 shares of Common Stock subject to options exercisable within 60 days of March 2, 2017. The beneficial owners of the outstanding shares of Common Stock subject to vesting have voting and regular dividend rights, but no right to dispose of such shares.

Review, Approval or Ratification of Transactions with Related Persons

Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A “related party transaction” is defined to include any transaction or series of transactions exceeding $100,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over five percent of our outstanding Common Stock. The Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to us; (ii) the terms of the transaction; and (iii) the terms available to unrelated third parties or to employees generally. The Audit Committee will generally seek consensus of the transaction from the independent directors. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee’s deliberations. There were no transactions required to be reported in this Proxy Statement since the beginning of fiscal 2017.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to the most recent fiscal year and upon written representations regarding all reportable transactions, we did not identify any such required report that was not timely filed.

BY ORDER OF THE BOARD OF DIRECTORS

TIM T. ESAKI

Chief Financial Officer

Lahaina, Hawaii

March 15, 2017

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MAUI LAND & PINEAPPLE COMPANY, INC.

2017 EQUITY AND INCENTIVE AWARD PLAN

As adopted by the Board of Directors on February 22, 2017

Maui Land & Pineapple Company, Inc., a Hawaii corporation (the “Company”), by resolution of its Board, hereby adopts the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan (the “Plan”). The Plan will become effective upon shareholder approval of the Plan (the “Effective Date”).

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE I
DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1     “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.2. With reference to the duties of the Committee under the Plan which have been delegated to two or more persons pursuant to Section 10.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2     “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3     “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4     “Award Limit” shall mean two hundred thousand (200,000) shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that, solely with respect to Performance Awards granted pursuant to Section 8.2(b), “Award Limit” shall mean $2,000,000.

1.5     “Board” shall mean the Board of Directors of the Company.

1.6     “Change in Control” means the occurrence of any of the following events:

(a)     the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i)     an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company,

(ii)     an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company,

(iii)     the acquisition of additional securities by any person or group who owns more than fifty percent (50%) of the total voting power of the securities of the Company; or

(iv)     an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c);

provided, however, that notwithstanding the foregoing, an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities shall not be considered an acquisition by any person or group for purposes of this subsection (a); provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control (except as otherwise provided above);

(b)     during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.6(a) or Section 1.6(c)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(c)     the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (iii) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A)     which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, more than 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)     after which more than 50% of the members of the board of directors of the Successor Entity were members of the Incumbent Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction, or

(d)     shareholder approval of a liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount will become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

1.7     “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.5.

1.9     “Common Stock” shall mean the common stock of the Company, no par value.

1.10     “Company” shall mean Maui Land & Pineapple Company, Inc., a Hawaii corporation.

1.11     “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser is a natural person, (b) the consultant or adviser renders bona fide services to the Company or any Subsidiary; and (c) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

1.12     “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

1.13     “Deferred Stock” shall mean rights to receive Common Stock awarded under Article VIII of the Plan.

1.14     “Director” shall mean a member of the Board.

1.15     “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

1.16     “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.17     “Effective Date” shall mean the date the Plan is approved by the Company’s shareholders.

1.18     “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

1.19     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.20     “Fair Market Value” means, as of any date:

(a)     If the Common Stock is listed on any established stock exchange or national market system, including without limitation any market system of The Nasdaq Stock Market, its Fair Market Value shall be the mean of the high bid and low asked prices on the date of determination or, if there are no high bid and low asked prices on the date of determination, the high bid and low asked prices on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)     If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices on the date of determination or, if there are no high bid and low asked prices on the date of determination, the high bid and low asked prices on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)     If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the Fair Market Value thereof shall be determined in good faith by the Administrator using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

1.21     “Holder” shall mean a person who has been granted or awarded an Award.

1.22     “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.23     “Independent Director” shall mean a member of the Board who is not an Employee.

1.25     “IRS” means the United States Internal Revenue Service.

1.26     “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.27     “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.28     “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

1.29     “Performance Criteria” means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that will be used to establish Performance Goals include, but are not limited to the following: (a) net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization), (b) sales or revenue, (c) net income (either before or after taxes), (d) operating earnings, (e) cash flow (including, but not limited to, operating cash flow and free cash flow), (f) return on assets, (g) return on shareholders’ equity, (h) return on sales, (i) gross or net profit margin, (j) expense or liability, (k) working capital, (l) earnings per share, (m) price per share of Common Stock, and (n) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Award; provided, however, that each Performance Criteria shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.30     “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of any Holder of a Performance Award (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. The achievement of each Performance Goal shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.31     “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

1.32     “Plan” shall mean the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan.

1.33     “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.34     “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Article VIII.

1.35     “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.36     “Securities Act” shall mean the Securities Act of 1933, as amended.

1.37     “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.38     “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors’ fees, that would otherwise become payable to a key Employee, Independent Director or Consultant in cash, awarded under Article VIII of the Plan.

1.39     “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.40     “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.41     “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, without limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing. For purposes of the Plan, the engagement of a Holder as a Consultant to a Subsidiary shall be deemed to be terminated in the event that the Subsidiary engaging such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

1.42     “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.43     “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, and (b) terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for good cause; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

1.44     “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

ARTICLE II
SHARES SUBJECT TO PLAN

2.1     Shares Subject to Plan.

(a)     Subject to Section 11.3 and Section 2.1(b), the maximum aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be the aggregate of (i) 1,000,000 shares, (ii) any reserved shares not issued or not subject to outstanding grants under the Company’s 2006 Equity and Incentive Award Plan (the “Prior Plan”) on the Effective Date; (iii) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date; (iv) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited; (v) shares issued under the Prior Plan that are repurchased by the Company and (vi) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Common Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 2.1(a)(i), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Common Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

(b)     To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.5 or 7.6 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1(a). The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 2.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2     Stock Distributed.

Any Common Stock distributed pursuant to an Award shall consist of authorized and unissued Common Stock.

2.3     Limitation on Number of Shares Subject to Awards.

Notwithstanding any provision in the Plan to the contrary, and subject to Article X, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee, Independent Director or Consultant during any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards, which are canceled, continue to be counted against the Award Limit.

ARTICLE III
GRANTING OF AWARDS

3.1     Award Agreement.

Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2     Provisions Applicable to Covered Employees.

(a)     The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

(b)     Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee, including Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of one or more specified Performance Goals.

(c)     To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Covered Employees, the Committee shall, within such time period as may be required or permitted by Section 162(m) of the Code, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d)     Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3     Limitations Applicable to Section 16 Persons.

Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4     At-Will Employment.

Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV
GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

4.1     Eligibility.

Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2     Disqualification for Stock Ownership.

No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (as defined in Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3     Qualification of Incentive Stock Options.

No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4     Granting of Options to Employees and Consultants.

(a)     The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i)     Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)     Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii)     Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

(iv)     Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)     Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Chief Financial Officer of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)     Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5     Granting of Options to Independent Directors.

The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a)     Select from among the Independent Directors (including Independent Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(b)     Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c)     Subject to the provisions of Article V, determine the terms and conditions of such Options, consistent with the Plan.

4.6     Options in Lieu of Cash Compensation.

Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V
TERMS OF OPTIONS

5.1     Option Price.

The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a)     In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(b)     In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(c)     In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified for purposes of Section 409A of the Code).

5.2     Option Term.

The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

5.3     Option Vesting.

(a)     The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b)     No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c)     To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4     Default Terms of Option Grants.

Unless otherwise specified at the time of grant and set forth in the Award Agreement, each Option granted under the Plan shall be a Non-qualified Stock Option, subject to vesting over the five-year period beginning on the date of grant, with 20% of the shares subject to each Option vesting on the 1st, 2nd, 3rd, 4th and 5th anniversary of the grant date, with a strike price equal to the Fair Market Value of a share of Common Stock on the date of grant.

5.5     Substitute Awards.

Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE VI
EXERCISE OF OPTIONS

6.1     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Chief Financial Officer of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a)     A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)     Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)     In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d)     Full cash payment to the Chief Financial Officer of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)     The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)     The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)     The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)     The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)     The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4     Rights as Shareholders. Holders shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5     Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6     Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII
AWARD OF RESTRICTED STOCK

7.1     Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Administrator determines is a key Employee, or any Independent Director or any Consultant who the Administrator determines should receive such an Award.

7.2     Award of Restricted Stock.

(a)     The Administrator may from time to time, in its absolute discretion:

(i)     Determine which Employees are key Employees, and select from among the Key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)     Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)     The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)     Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Chief Financial Officer of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3     Reserved.

7.4     Rights as Shareholders.

Subject to Section 7.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.5.

7.5     Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Covered Employees that are expected to qualify as “performance-based compensation” for purposes of Section 162(m)(4)(C) of the Code, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; and, provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Change in Control, or Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

7.6     Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Change in Control, or Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

7.7     Escrow. The Chief Financial Officer of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.8     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.9     Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the IRS.

ARTICLE VIII
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1     Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant whom the Administrator determines should receive such an Award.

8.2     Performance Awards.

(a)     Any key Employee, Independent Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or Consultant.

(b)     Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any Covered Employee in the form of a cash bonus payable upon the attainment of objective Performance Goals which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Covered Employees shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum aggregate amount of all Performance Awards granted to a Covered Employee under this Section 8.2(b) during any fiscal year shall not exceed the Award Limit. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a Covered Employee shall be determined on the basis of generally accepted accounting principles.

8.3     Dividend Equivalents.

(a)     Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award is granted and the date such Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b)     Any Holder of an Option who is an Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option vests, is exercised, or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(c)     Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.4     Stock Payments. Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5     Deferred Stock. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6     Restricted Stock Units. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant, subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed.

8.7     Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.8     Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award.

8.9     Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that, except with respect to Performance Awards granted to Covered Employees, the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed upon a Change in Control or subsequent to a to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

8.10     Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator.

ARTICLE IX
STOCK APPRECIATION RIGHTS

9.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, or (b) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2     Coupled Stock Appreciation Rights.

(a)     A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)     A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously granted Option to which it is coupled.

(c)     A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the CSAR from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by (ii) the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3     Independent Stock Appreciation Rights.

(a)     An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the ISAR was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b)     An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4     Payment and Limitations on Exercise.

(a)     Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 6.3 above.

(b)     Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X
ADMINISTRATION

10.1     Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

10.2     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

10.3     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

10.4     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

10.5     Delegation of Authority to Grant Awards. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of two or more members of the Board the authority to grant or amend Awards; provided, however, that the Committee may not delegate its authority to grant Awards to, or amend the Awards of, individuals: (a) who are senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) who are Covered Employees, or (c) who are members of the Board to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI
MISCELLANEOUS PROVISIONS

11.1     Transferability of Awards.

(a)     Except as otherwise provided in Section 11.1(b):

(i)     No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)     No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; and

(iii)     During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)     Notwithstanding Section 11.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

11.2     Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, or (ii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. Except as provided in Section 11.11, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after ten years from the date the Plan is adopted by the Board.

11.3     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)     Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)     The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit);

(ii)     The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)     The grant or exercise price with respect to any Award.

(b)     Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)     To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)     To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)     To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)     To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)     To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi)     To provide that the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.6 or forfeiture under Section 7.5.

(c)     Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 11.3(c), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(d)     Subject to Sections 11.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e)     With respect to Awards which are granted to Covered Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded down to the next whole number.

(f)     The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g)     No action shall be taken under this Section 11.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

11.4     Approval of Plan by Shareholders. The Plan will be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. No Awards may be granted or awarded prior to shareholder approval of the Plan. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Covered Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders previously approved the Plan.

11.5     Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.6     Prohibition on Repricing. Subject to Section 11.3, the Administrator shall not, without the approval of the shareholders of the Company authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of shareholders of the Company.

11.7     Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.8     Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.9     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

11.10     Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Hawaii without regard to conflicts of laws thereof.

11.11     Section 409A. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

11.12     Insider Trading Policy. Each Holder who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

11.13     All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Holder’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

Maui Land & Pineapple Company, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

1. Election of Directors: 01 - Stephen M. Case 02 - Warren H. Haruki 03 - Duncan MacNaughton 04 - Anthony P. Takitani 05 - Arthur C. Tokin

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

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The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 3 1 5 9 7 6 2

02JQTA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2016 Annual Report on Form 10-K are available at:
http://www.edocumentview.com/mlp

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MAUI LAND & PINEAPPLE COMPANY, INC.

200 VILLAGE ROAD
LAHAINA, HAWAII 96761

The undersigned hereby makes, constitutes and appoints TIM T. ESAKI as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held at 8:30 a.m. on Friday, April 28, 2017, at 8:30 a.m., local time, at the Maui Land & Pineapple Company, Inc. Honolulu Office Conference room, 1100 Alakea St, 30th floor, Honolulu, Hawaii, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side:

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)